INDEX                                                             EXHIBIT 2
 TO
 FINANCIAL STATEMENTS                                                Page
                                     Number

 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

 Consolidated Balance Sheets - Per Books and Pro Forma
   as of March 31, 1997                                              2 - 3

 Consolidated Statement of Income for the Twelve Months Ended
   March 31, 1997                                                     4

 Consolidated Statement of Retained Earnings for the Twelve Months
   Ended March 31, 1997                                               5

 Statements of Long-Term Debt Outstanding as of March 31, 1997      6 - 9

 Statements of Preferred Stock Outstanding as of March 31, 1997       10


 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

 Balance Sheets - Per Books and Pro Forma as of March 31, 1997        11

 Statement of Income for the Twelve Months Ended March 31, 1997       12


 CSW ENERGY, INC.

 Balance Sheets - Per Books and Pro Forma as of March 31, 1997        13

 Statement of Income for the Twelve Months Ended March 31, 1997       14

 Statement of Retained Earnings for the Twelve Months Ended
   March 31, 1997                                                     15


 ENERSHOP INC.

 Balance Sheets - Per Books and Pro Forma as of March 31, 1997        16

 Statement of Income for the Twelve Months Ended March 31, 1997       17

 Statement of Retained Earnings for the Twelve Months Ended
   March 31, 1997                                                     18


 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS                              19

 STATEMENT OF CHANGES                                                 20

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                           21

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
     Production                                  $5,793               $5,793
     Transmission                                 1,544                1,544
     Distribution                                 4,242                4,242
     General                                      1,323                1,323
     Construction work in progress                  213                  213
     Nuclear fuel                                   185                  185
   Other Diversified                                125                  125
                                             --------------------------------
                                                 13,425               13,425
   Less - Accumulated depreciation                4,971                4,971
                                             --------------------------------
                                                  8,454                8,454
                                             --------------------------------
 CURRENT ASSETS
   Cash and temporary cash investments              120                  120
   Special deposits                                  78                   78
   Accounts receivable                              794                  794
   Materials and supplies, at average cost          183                  183
   Electric fuel inventory                           87                   87
   Under-recovered fuel costs                        52                   52
   Prepayments and other                             72                   72
                                             --------------------------------
                                                  1,386                1,386
                                             --------------------------------
 DEFERRED CHARGES AND OTHER ASSETS
   Deferred plant costs                             508                  508
   Mirror CWIP asset - net                          296                  296
   Other non-utility investments                    293                  293
   Income tax related regulatory assets, net        236                  236
   Goodwill                                       1,449                1,449
   Other                                            347                  347
                                             --------------------------------
                                                  3,129                3,129
                                             --------------------------------

                                                $12,969        $0    $12,969
                                             ================================

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------
 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common Stock Equity -
     Common stock, $3.50 par value,
     authorized 350,000,000 shares;
     issued and outstanding 212,200,000 shares     $743                 $743
     Paid-in capital                              1,038                1,038
     Retained earnings                            1,896                1,896
     Foreign currency translation and other          27                   27
                                             --------------------------------
     Total Common Stock Equity                    3,704                3,704
                                             --------------------------------

   Preferred stock
     Not subject to mandatory redemption            292                  292
     Subject to mandatory redemption                 33                   33
   Long-term debt                                 3,986                3,986
                                             --------------------------------
     Total Capitalization                         8,015                8,015
                                             --------------------------------
 CURRENT LIABILITIES
   Long-term debt/preferred stock
     due within twelve months                       203                  203
   Short-term debt                                  619                  619
   Short-term debt - CSW Credit                     493                  493
    Loan Notes                                       66                   66
   Accounts payable                                 438                  438
   Accrued taxes                                     85                   85
   Accrued interest                                 111                  111
   Other                                            231                  231
                                             --------------------------------
                                                  2,246                2,246
                                             --------------------------------
 DEFERRED CREDITS
   Accumulated deferred income taxes              2,253                2,253
   Investment tax credits                           288                  288
   Other                                            167                  167
                                             --------------------------------
                                                  2,708                2,708
                                             --------------------------------

                                                $12,969        $0    $12,969
                                             ================================

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF INCOME
 FOR THE TWELVE MONTHS MARCH 31, 1997
 UNAUDITED
 (Millions)



 OPERATING REVENUES                              $5,217
                                             -----------

 OPERATING EXPENSES AND TAXES
   U.S. Electric fuel and purchased power         1,251
   United Kingdom Cost of Sales                   1,300
   Operating and maintenance                      1,031
   Depreciation and amortization                    467
   Taxes, other than income                         183
   Income taxes                                     208
                                             -----------

                                                  4,440
                                             -----------

 OPERATING INCOME                                   777
                                             -----------

 OTHER INCOME AND DEDUCTIONS                        (65)
                                             -----------

 INCOME BEFORE INTEREST CHARGES                     712
                                             -----------

 INTEREST CHARGES
   Interest on long-term debt                       331
   Interest on short-term debt and other             85
                                             -----------

                                                    416
                                             -----------


 INCOME FROM CONTINUING OPERATIONS                  296
                                             -----------

 DISCONTINUED OPERATIONS
   Income from discontinued operations, net
     of tax                                           4
   Gain on the sale of discontinued
     operations, net of tax                         120
                                             -----------

                                                    124
                                             -----------


 NET INCOME                                         420
   Preferred stock dividends                         18
                                             -----------

 NET INCOME FOR COMMON STOCK                       $402
                                             ===========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS MARCH 31, 1997
 UNAUDITED
 (Millions)



 RETAINED EARNINGS AT MARCH 31, 1996             $1,860

 Add: Net income for common stock                   402
                                             -----------

                                                  2,262
                                             -----------

 Deduct: Common stock dividends                     366
                Retained earnings adjustment          0
                                             -----------

 RETAINED EARNINGS AT MARCH 31, 1997             $1,896
                                             ===========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING
 AS OF MARCH 31, 1997
 UNAUDITED
 (Millions)


 CENTRAL POWER AND LIGHT COMPANY
  First mortgage bonds -
 Series J, 6-5/8%, due January 1, 1998                        $28
 Series L, 7%, due February 1, 2001                            36
 Series T, 7-1/2%, due December 15, 2014                      112
 Series AA, 7-1/2%,  due March 1, 2020                         50
 Series BB, 6%, due  October 1, 1997                          200
 Series CC, 7-1/4%,  due October 1, 2004                      100
 Series DD, 7-1/8%,  due December 1, 1999                      25
 Series EE, 7-1/2%,  due December 1, 2002                     115
 Series FF, 6-7/8%,  due February 1, 2003                      50
 Series GG, 7-1/8%,  due February 1, 2008                      75
 Series HH, 6%, due  April 1, 2000                            100
 Series II, 7-1/2%,  due April 1, 2023                        100
 Series JJ, 7-1/2%,  due May 1, 1999                          100
 Series KK, 6-5/8%,  due July 1, 2005                         200

 Installment sales agreements -
   Pollution control bonds
     Series 1993, 6%, due July 1, 2028                        120
     Series 1995, 6-1/10%, due July 1, 2028                   101
     Series 1995, variable, due November 1, 2015               41
     Series 1996, 6 1/8%, due June 1, 2020                      6
     Series 1996, 6 1/2%, due May 1, 2030                      60
 Unamortized discount                                          (5)
 Unamortized costs of reacquired debt                         (89)
 Amount to be redeemed within one year                       (200)
                                                        ----------

                                                           $1,325
                                                        ----------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF MARCH 31, 1997
 UNAUDITED
 (Millions)



 PUBLIC SERVICE COMPANY OF OKLAHOMA
 First mortgage bonds -
   Series K, 7-1/4%, due January 1, 1999                      $25
   Series L, 7-3/8%, due March 1, 2002                         30
   Series S, 7-1/4%, due July 1, 2003                          65
   Series T, 7-3/8%, due December 1, 2004                      50
   Series U, 6-1/4%, due April 1, 2003                         35
   Series V, 7-3/8%, due April 1, 2023                        100
   Series W, 6-1/2%, due June 1, 2005                          50
 Long-term note
   Series A-1, 5.89%, due December 15, 2000                    10
   Series A-2, 5.91%, due March 1, 2001                         6
   Series A-3, 6.02%, due March 1, 2001                         5
   Series A-4, 6.02%, due March 1, 2001                         9
   Series A-5, 6.43%, due March 30, 2000                       10
 Installment sales agreements -
   Pollution control bonds
     Series A, 5.9%, due December 1, 2007                      35
     Series 1996 6.0%, due June 1, 2020                        12 *
 Unamortized discount                                          (4)
 Unamortized costs of reacquired debt                         (18)
                                                        ----------

*   Rounded down from 12,660,000                             $420
                                                        ----------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF MARCH 31, 1997
 UNAUDITED
 (Millions)

 SOUTHWESTERN ELECTRIC POWER COMPANY
 First mortgage bonds -
   Series V, 7-3/4%, due June 1, 2004                         $40
   Series W, 6-1/8%, due September 1, 1999                     40
   Series X, 7%, due September 1, 2007                         90
   Series Y, 6-5/8%, due February 1, 2003                      55
   Series Z, 7-1/4%, due July 1, 2023                          45
   Series  AA, 5-1/4%, due April 1, 2000                       45
   Series  BB, 6-7/8%, due October 1, 2025                     80
   1976 Series A, 6.2%, due November 1, 2006                    7
   1976 Series B, 6.2%, due November 1, 2006                    1
 Installment sales agreements -
   Pollution control bonds
     1978 Series A, 6%, due January 1, 2008                    14
     1991 Series A, 8.2%, due August 1, 2011                   17
     1991 Series B, 6.9%, due November 1, 2004                 12
     Series 1992, 7.6%, due January 1, 2019                    54
     Series 1996, 6.1%, due April 1, 2018                      82
 Bank loan, variable rate, due June 15, 2000                   50
 Railcar lease obligations                                     10
 Unamortized premium                                            1
 Unamortized costs of reacquired debt                         (42)
 Amount to be redeemed within one year                         (3)
                                                        ----------

                                                             $598
                                                        ----------

 WEST TEXAS UTILITIES COMPANY
 First mortgage bonds -
   Series P, 7-3/4%, due July 1, 2007                          25
   Series Q, 6-7/8%, due October 1, 2002                       35
   Series R, 7%, due October 1, 2004                           40
   Series S, 6-1/8%, due February 1, 2004                      40
   Series T, 7-1/2%, due April 1, 2000                         40
   Series U, 6-3/8%, due October 1, 2005                       80
 Installment sales agreement -
   Pollution control bonds
   Series 1996, 6%, due June 1, 2020                           44
 Unamortized discount and premium                              (1)
 Unamortized costs of reacquired debt                         (27)
                                                        ----------

                                                             $276
                                                        ----------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF MARCH 31, 1997
 UNAUDITED
 (millions)

CSW U.K. GROUP
 Long-term fixed rate loan, 8.25%, due December 23, 2003     $276
 Long-term revolving credit facility, 6.35%, due December
   12, 2001                                                    82
 Eurobond, 8-1/2%, due October 3, 2005                        164
 Eurobond, 8-7/8%, due September 27, 2006                     164
 Notes, 7.98%, due August 1, 2001                             211
 Notes, 8.75%, due August 1, 2006                             211
 Unamortized discount and premium                              (1)
                                                        ----------

                                                           $1,107
                                                        ----------


 CENTRAL AND SOUTH WEST SERVICES, INC.
   Term loan facility, Variable rate, due
     December 1, 2001                                         $60
                                                        ----------

                                                              $60
                                                        ----------

  CSW ENERGY, INC.
   Senior Notes, 6.875%, due 2001                            $200
                                                        ----------

                                                             $200
                                                        ----------


   TOTAL CONSOLIDATED                                      $3,986
                                                        ==========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF PREFERRED STOCK OUTSTANDING
 AS OF MARCH 31, 1997
 UNAUDITED
 (Millions)


 NOT SUBJECT TO MANDATORY REDEMPTION

 CENTRAL POWER AND LIGHT COMPANY
   4.00% Series,   100,000 shares                             $10
   4.20% Series,    75,000 shares                               8
   7.12% Series,   260,000 shares                              26
   8.72% Series,   500,000 shares                              50
   Auction Money Market,   750,000 shares                      75
   Auction Series A,  425,000 shares                           42
   Auction Series B,  425,000 shares                           42
   Issuance expense                                            (3)
                                                        ----------

                                                             $250
                                                        ----------

 PUBLIC SERVICE COMPANY OF OKLAHOMA

   4.00% Series,    97,900 shares                             $10
   4.24% Series,   100,000 shares                              10
                                                        ----------

                                                              $20
                                                        ----------

 SOUTHWESTERN ELECTRIC POWER COMPANY

   5.00% Series,    75,000 shares                              $8
   4.65% Series,    25,000 shares                               2
   4.28% Series,    60,000 shares                               6
                                                        ----------

                                                              $16
                                                        ----------

 WEST TEXAS UTILITIES COMPANY
   4.40% Series,    60,000 shares                               6
                                                        ----------

 Total Consolidated                                          $292
                                                        ==========

 SUBJECT TO MANDATORY REDEMPTION

   SOUTHWESTERN ELECTRIC POWER COMPANY
     6.95% Series, 340,000 shares                             $34
     Amount to be redeemed within one year                     (1)
                                                        ----------

     Total Consolidated                                       $33
                                                        ==========

 CENTRAL AND SOUTH WEST CORPORATION

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
     General                                         $1                   $1
   Less - Accumulated depreciation                   (1)                  (1)
                                             --------------------------------

 NET PLANT                                            0                    0

 INVESTMENTS IN COMMON STOCK
   OF SUBSIDIARY COMPANIES (at equity)            3,982                3,982
                                             --------------------------------


 CURRENT ASSETS
   Cash and temporary cash investments               33                   33
   Advances to affiliates                           354                  354
   Accounts and interest receivable -
      Affiliated                                     60                   60
   Accounts receivable - Non-affiliated               1                    1
   Prepayments and other                              2                    2
                                             --------------------------------

                                                    450                  450
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                   13                   13
                                             --------------------------------

                                                 $4,445        $0     $4,445
                                             ================================


 CAPITALIZATION
  Common Stock Equity -
   Common stock, $3.50 par value;
     authorized 350,000,000 shares;
     issued and outstanding 212,200,000 shares     $743                 $743
   Paid-in capital                                1,038                1,038
   Retained earnings                              1,896                1,896
   Foreign currency translation and other             1                    1
                                             --------------------------------

      Total Common Stock Equity                   3,678                3,678
                                             --------------------------------


   Long-term debt                                     0                    0
                                             --------------------------------

     Total Capitalization                         3,678                3,678
                                             --------------------------------


 CURRENT LIABILITIES
   Short-term debt                                  619                  619
   Accounts payable and other                       153                  153
                                             --------------------------------

                                                    772                  772
                                             --------------------------------

 DEFERRED CREDITS                                    (5)                  (5)
                                             --------------------------------

                                                 $4,445        $0     $4,445
                                             ================================

 CENTRAL AND SOUTH WEST CORPORATION

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS MARCH 31, 1997
 UNAUDITED
 (Millions)


 INCOME

   Equity in earnings of subsidiaries
     Central Power and Light Company                         $114
     Public Service Company of Oklahoma                        33
     Southwestern Electric Power Company                       62
     West Texas Utilities Company                              16
     SEEBOARD Investment                                      115
     Transok, Inc.                                              4
     CSW Credit, Inc.                                           8
     CSW Energy, Inc.                                          (9)
     CSW Leasing, Inc.                                          0
     CSW International, Inc.                                   (1)
     CSW Communications, Inc.                                  (5)
     Enershop Inc.                                             (2)
     Central and South West Services, Inc.                      0
   Other Income                                                29
                                                        ----------

                                                             $364
                                                        ----------

 EXPENSES AND TAXES

    General and administrative expenses                        63
    Depreciation and amortization expense                       1
    Interest expense                                           35
    Taxes, other than income                                    1
    Federal income taxes                                      (18)
                                                        ----------

                                                               82
                                                        ----------

 DISCONTINUED OPERATIONS
    Gain on sale of discontinued operations, net of tax       120
                                                        ----------


 NET INCOME                                                  $402
                                                        ==========

CSW ENERGY, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 MARCH 31, 1997
 UNAUDITED
 (Thousands)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

ASSETS

Current Assets
            Cash and Cash Equivalents           $30,010              $30,010
            Accounts Receivable                     649                  649
            Other Current Assets                     12                   12
                                             --------------------------------
                                                 30,671               30,671
                                             --------------------------------

Other Assets
            Equity Investments                  113,781              113,781
            Notes Receivable                    105,728              105,728
            Deferred Charges and Other          120,215              120,215
                                             --------------------------------
                                                339,724              339,724
                                             --------------------------------
                                               $370,395         $0  $370,395
                                             ================================

LIABILITIES AND EQUITY

Current Liabilities
            Accounts Payable                    $21,653              $21,653
            Accrued Liabilities and Other         8,066                8,066
                                             --------------------------------
                                                 29,719               29,719
                                             --------------------------------

Long-term Debt                                  199,814              199,814
                                             --------------------------------

Deferred Credits
            Other Liabilities                     1,719                1,719
            Accumulated Deferred Income Taxes    35,282               35,282
                                             --------------------------------
                                                 37,001               37,001
                                             --------------------------------
Stockholder's Equity
            Common Stock                              1                    1
            Paid-In Capital                     108,139              108,139
            Retained Earnings                    (4,279)              (4,279)
                                             --------------------------------
                                                103,861              103,861
                                             --------------------------------
                                               $370,395         $0  $370,395
                                             ================================

CSW ENERGY, INC.

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS MARCH 31, 1997
 UNAUDITED
 (Thousands)


Income:
            Income from Equity Investments      $16,817
            Operation and Maintenance Services    4,046
            Other                                   357
                                             -----------
                                                 21,220
                                             -----------


Expenses:
            Salaries, Wages and Benefits          5,227
            Loss on Construction Contract             7
            Operation and Maintenance Services    2,601
            General and Administrative Expense    5,363
            Nonrecoverable Project Development
              Costs                               6,187
                                             -----------
                                                 19,385
                                             -----------

Income from Operations                            1,835

Other Income (Expense)
            Interest Income                       2,944
            Interest Expense                    (11,781)
            Other                                (8,001)
                                             -----------
                                                (16,838)
                                             -----------

Income (Loss) before Income Taxes               (15,003)

Provision (Benefit) for Income Taxes             (5,882)
                                             -----------

Net Income (Loss)                                (9,121)
                                             ===========

CSW ENERGY, INC.

 STATEMENT OF RETAINED EARNINGS
 RETAINED EARNINGS AT MARCH 31, 1997
 UNAUDITED
 (Thousands)


 RETAINED EARNINGS AT MARCH 31, 1996             $4,842
 Add: Net income (loss)                          (9,121)
                                             -----------
                                                 (4,279)
 Deduct: Common stock dividends                       0
                                             ===========
 RETAINED EARNINGS AT MARCH 31, 1997            ($4,279)
                                             ===========

 ENERSHOP INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 MARCH 31, 1997
 UNAUDITED
 (Thousands)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

ASSETS

Current Assets
            Accounts Receivable                    $324                 $324
                                             --------------------------------
                                                    324                  324
                                             --------------------------------

Other Assets
            Fixed Assets                             95                   95
            Deferred Charges and Other              430                  430
                                             --------------------------------
                                                    525                  525
                                             --------------------------------
                                                   $849         $0      $849
                                             ================================

LIABILITIES AND EQUITY

Current Liabilities
            Accounts Payable                     $2,943               $2,943
                                             --------------------------------
                                                  2,943                2,943
                                             --------------------------------
Stockholder's Equity
            Common Stock                              0                    0
            Paid-In Capital                           1                    1
            Retained Earnings                    (2,095)              (2,095)
                                             --------------------------------
                                                 (2,094)              (2,094)
                                             --------------------------------
                                                   $849         $0      $849
                                             ================================

 ENERSHOP INC.

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS MARCH 31, 1997
 UNAUDITED
 (Thousands)


Revenues:                                        $1,222
                                             -----------

Expenses:
            Depreciation and Amortization            17
            Sales Expense                           983
            Interest Expense                        105
            General and Administrative Expense    2,509
                                             -----------
                                                  3,614
                                             -----------
Net Loss Before Tax                              (2,392)
                                             -----------
Credit for Income Taxes                            (867)
                                             -----------
Net Loss                                        ($1,525)
                                             ===========

 ENERSHOP INC.

 STATEMENT OF RETAINED EARNINGS
 RETAINED EARNINGS AT MARCH 31, 1997
 UNAUDITED
 (Thousands)


 RETAINED EARNINGS AT MARCH 31, 1996              ($570)
 Add: Net income (loss) for common stock         (1,525)
                                             -----------
                                                 (2,095)
 Deduct: Common stock dividends                       0
                                             ===========
 RETAINED EARNINGS AT MARCH 31, 1997            ($2,095)
                                             ===========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS
 MARCH 31, 1997
 UNAUDITED
 (Millions)
                                                           DR         CR
                                                        ---------------------

 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

          None

 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

          None

 CSW ENERGY, INC.

          None

 ENERSHOP INC.

          None

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 STATEMENT OF CHANGES


On April 24, 1997, PSO's business trust, PSO Capital I, sold to underwriters in a negotiated offering $75 million, 8.00% Series A, Trust Originated Preferred Securities due April 2037. The proceeds from the sale of these securities were used by PSO to repay short-term debt, to reimburse PSO's treasury for the cost of reacquiring approximately $14.5 million of 4.00% Series and 4.24% Series preferred stock, to provide working capital and for other general corporate purposes. Settlement of the transaction occurred on May 2, 1997. PSO Capital I will be treated as a subsidiary of PSO whose only assets are the approximately $73.3 million principal subordinated debentures issued by PSO. In addition to PSO's obligation under the subordinated debentures, PSO has also agreed to a security obligation which represents a full and unconditional guarantee of PSO Capital I's trust obligations.

On April 30, 1997, SWEPCO's business trust, SWEPCO Capital I, sold to underwriters in a negotiated offering $110 million, 7.875% Series A, Trust Preferred Securities due April 2037. The proceeds from the sale of these securities were used by SWEPCO to repay short-term debt, to reimburse SWEPCO's treasury for the cost of reacquiring approximately $15.5 million of 4.28% Series, 4.65% Series, 5.00% Series and 6.95% Series preferred stock, to provide working capital and for other general corporate purposes . Settlement of the transaction occurred on May 8, 1997. SWEPCO Capital I will be treated as a subsidiary of SWEPCO whose only assets are the approximately $113.4 million principal subordinated debentures issued by SWEPCO. In addition to SWEPCO's oblig obligation under the subordinated debentures, SWEPCO has also agreed to a security obligation which represents a full and unconditional guarantee of SWEPCO Capital I's trust obligations.

On May 8, 1997, CPL's business trust, CPL Capital I, sold to underwriters in a negotiated offering $150 million, 8.00% Series A, Quarterly Income Preferred Securities due April 2037. The proceeds from the sale of these securities were used by CPL to repay short-term debt, to reimburse CPL's treasury for the cost of reacquiring approximately $87.5 million of 4.00% Series, 4.20% Series, 7.12% Series and 8.72% Series preferred stock, to provide working capital and for other general corporate purposes. Settlement of the transaction occurred on May 14, 1997. CPL Capital I will be treated as a subsidiary of CPL whose only assets are the approximately $154.6 million principal subordinated debentures issued by CPL. In addition to CPL's obligation under the subordinated debentures, CPL has also agreed to a security obligation which represents a full and unconditional guarantee of CPL Capital I's trust obligations.

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      The notes to consolidated financial statements included in Central and South West Corporation's 1996 Combined Annual Report on Form 10-K are hereby incorporated by reference and made a part of this report.


                                                          Page
                                                        Reference

 1996 Combined Annual Report on Form 10-K         pages 2-39 through 2-71